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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 4, 2001


                        PAXSON COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                           1-13452                    59-3212788
--------------------------------------------------------------------------------
(State or other                    (Commission                  IRS Employer
jurisdiction of                    File Number)               Identification No.
incorporation)


            601 Clearwater Park Road, West Palm Beach, FL 33401-6233
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 659-4122

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
----------------------

         On December 4, 2001, the Registrant issued the following press release:

FOR IMMEDIATE RELEASE:
----------------------
For further information, please contact:    Investor Contact:
Nancy Udell, V.P., Publicity                Tom Severson,
(561) 682-4419                              S.V.P. & Chief Financial Officer
Sharyn Traub, Publicist                     (561) 659-4122, Fax: (561) 659-4754
(212) 603-8492



  PAXSON BRINGS ACTIONS AGAINST NBC FOR CONTRACTUAL BREACHES AND FCC VIOLATIONS

(West Palm Beach, FL, December 4, 2001) - Paxson Communications Corporation (AMEX:PAX) announced today that it has commenced a binding arbitration proceeding against NBC, a wholly owned subsidiary of the General Electric Company (GE), for breaching agreements between Paxson and NBC as well as NBC's breach of fiduciary duty to Paxson and Paxson's shareholders. Paxson has engaged the law firm of Boies, Schiller & Flexner to pursue the arbitration claim which asserts that NBC's proposed acquisition of Telemundo violates the terms of the agreements governing the investment and partnership between Paxson and NBC. Additionally, Paxson has made two filings with the Federal Communications Commission. The first FCC filing requests a declaratory ruling as to whether conduct by NBC has caused NBC to have an attributable interest in Paxson in violation of FCC rules or has infringed on Paxson's rights as an FCC license holder. The second FCC filing seeks to deny FCC approval of NBC's acquisition of the Telemundo TV stations.

Paxson's arbitration claim asserts that NBC agreed it would take no action to create additional regulatory hurdles to complete the acquisition of Paxson. The Telemundo transaction, if consummated, would make it virtually impossible for NBC to complete its path to control of Paxson. Paxson believes an NBC/Telemundo/Paxson combination would require major market station divestitures of Paxson's stations in New York, Los Angeles, Chicago, Miami and Dallas, thus severely cutting into the national coverage of the PAX network and destroying the ability to create multiple nationwide networks on Paxson's digital TV station platform. For these reasons, Paxson is asking the arbitrator to enjoin NBC from going forward with the Telemundo transaction. The arbitration claim further asserts that NBC violated its fiduciary duties to Paxson and its shareholders by seeking to improperly influence the conduct of NBC directors on Paxson's board. Paxson believes NBC's conduct, in light of the Telemundo transaction, reflects its goal of trying to reduce the price of its path to control of Paxson and to exert leverage to force Paxson to restructure the arrangement so as to provide even more favorable terms to NBC to the detriment of Paxson's shareholders.

Paxson's request for a declaratory ruling before the FCC seeks a determination of whether NBC's influence and apparent control over the NBC directors on Paxson's board has caused NBC to have an attributable interest in Paxson's stations or whether NBC's conduct as a whole has infringed on Paxson's rights as an FCC licensee. This action at the FCC, along with the petition to deny the acquisition by NBC of the Telemundo stations, seeks to have the FCC take the necessary steps to correct NBC's actions and block the Telemundo acquisition, or in the alternative, to require NBC to divest its investment in Paxson.

Chairman Lowell "Bud" Paxson said, "Our efforts are intended to require NBC to honor its agreement to acquire Paxson, conduct the partnership in accordance with FCC rules and terminate its acquisition

                                    - MORE -

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PAXSON RELEASE/Page 2

of Telemundo. Alternatively, we want to be free to explore other opportunities to sell the company or team up with other strategic partners to increase shareholder value."

Paxson's President and CEO, Jeff Sagansky, said, "Under the terms of the agreements we entered into with NBC in September of 1999, both parties agreed to work toward resolving, not creating additional regulatory hurdles to the consummation of the Paxson acquisition by NBC. This partnership with NBC was intended to provide financial and strategic benefits to Paxson and strengthen Paxson's ability to offer family-friendly programming to the nation's television viewers. Instead, NBC has engaged in a pattern of board conduct that, in light of the Telemundo deal, evidences a breach of its agreements and its fiduciary obligations, all to the detriment of our company and its shareholders." Sagansky concluded, "Paxson's decision to pursue all legal means available against NBC to enforce our rights is intended to protect Paxson and its shareholders from NBC's apparent indifference to its contractual obligations and FCC rules. Our arbitration and filings at the FCC seek to prevent NBC from acquiring Telemundo and to require NBC to abide by the letter and spirit of our agreements."

MEDIA CONFERENCE CALL

Paxson executives, David Boies of the law firm Boies, Schiller & Flexner and Harry Martin of the law firm Fletcher, Heald & Hildreth will hold a conference call on December 4th, 2001 at 11:30 a.m. Eastern Time. The press can participate in the question and answer portion. The dial-in number is 888-848-6510 (U.S.), 712-257-0434 (Int'l), passcode "Paxson." After the call, an audio replay will be available through December 6, 2001, by calling 800-947-6518 (U.S.) or 402-220-4090 (Int'l).

ABOUT PAXSON COMMUNICATIONS CORPORATION

Paxson Communications Corporation owns and operates the nation's largest broadcast television station group and PAX TV, the newest broadcast television network that launched in August of 1998. PAX TV reaches 84% of U.S. television households via nationwide broadcast television, cable and satellite distribution systems. Paxson owns and operates 65 stations (including three stations operated under time brokerage agreements). PAX airs its own original programming including "It's A Miracle," "Mysterious Ways," "Encounters with the Unexplained" and "Doc," starring recording artist Billy Ray Cyrus. PAX TV's new season lineup includes the original series "The Ponderosa," "Ed McMahon's Next Big Star" and "Candid Camera." Additional Paxson properties include the PAX Family Club, a branded affinity club that provides travel and product discounts for families, parenting advice and valuable online information. For more information, visit PAX TV's website at www.pax.tv.

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THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF
FEDERAL SECURITIES LAWS, THAT INVOLVE RISKS AND UNCERTAINTIES. ALL STATEMENTS HEREIN, OTHER THAN THOSE CONSISTING SOLELY OF HISTORICAL FACTS, THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT THE COMPANY EXPECTS OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE INCLUDING SUCH THINGS AS BUSINESS STRATEGY, MEASURES TO IMPLEMENT STRATEGY, COMPETITIVE STRENGTHS, GOALS, SUCCESS AND OTHER EVENTS MAY BE ON FORWARD-LOOKING STATEMENTS. STATEMENTS HEREIN ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSIS MADE BY THE COMPANY IN LIGHT OF ITS EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS AND POTENTIAL FUTURE DEVELOPMENTS, AS WELL AS OTHER FACTORS IT BELIEVES ARE APPROPRIATE IN THE CIRCUMSTANCES. HOWEVER, WHETHER ACTUAL RESULTS, EVENTS AND DEVELOPMENTS WILL CONFORM WITH THE COMPANY'S EXPECTATIONS IS SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES AND IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS AND DEVELOPMENTS TO DIFFER MATERIALLY FROM THOSE REFERENCED IN, CONTEMPLATED BY OR UNDERLYING ANY FORWARD-LOOKING STATEMENTS HEREIN, INCLUDING, AMONG OTHERS, THE CONTINUED DEVELOPMENT AND VIABILITY OF THE COMPANY'S TELEVISION OPERATIONS, THE COMPANY'S ABILITY TO MANAGE ITS GROWTH, THE COMPANY'S HIGH LEVEL OF INDEBTEDNESS, RESTRICTIONS IMPOSED ON THE COMPANY BY THE TERMS OF ITS INDEBTEDNESS AND PREFERRED STOCK, THE IMPACT OF GOVERNMENT REGULATIONS, INDUSTRY AND ECONOMIC CONDITIONS, COMPETITION, CHANGES IN OPERATING EXPENSES, INDUSTRY AND ECONOMIC CONDITIONS AND OTHER FACTORS, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. CONSEQUENTLY, ALL FORWARD-LOOKING STATEMENTS MADE HEREIN ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND THERE CAN BE NO ASSURANCE THAT THE ACTUAL RESULTS, EVENTS OR DEVELOPMENTS REFERENCED HEREIN WILL OCCUR OR BE REALIZED.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAXSON COMMUNICATIONS CORPORATION
                                      (Registrant)


                                      By: /s/ Thomas E. Severson
                                          --------------------------------------
                                          Thomas E. Severson
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer


                                      Date:  December 4, 2001